Exhibit 10.1

Banzai International, Inc.

Subscription Booklet

Offering Total: $[32,000,000]

The securities offered hereby are speculative and involve a high degree of risk.

Accredited Investors Only

January 2025

Legal Disclaimer: Banzai International, Inc. is currently undertaking a private placement of the securities described in the accompanying transaction documents in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933 (the “Securities Act”) and Rule 506(b) of Regulation D promulgated thereunder.

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INSTRUCTIONS FOR COMPLETION OF SUBSCRIPTION BOOKLET

Prospective investors should read the transaction documents for this proposed investment by the individual or entity that is a signatory below (“Investor”) in Banzai International, Inc. (the “Company”), including the Agreement and Plan of Merger (the “Merger Agreement”) and this Subscription Booklet (the “Subscription Booklet”) prior to purchasing any shares in this Offering (as such terms are defined below). In particular, Investor should not construe the contents of the Ancillary Documents (as defined in the Merger Agreement) as investment or legal advice. Investor should consult its bankers, counsel, accountants, tax experts and other advisors as to legal, tax, business, financial and related aspects of an investment in the shares. No representation or warranty is made as to whether, or the extent to which, the Shares constitute legal investments for investors whose investment authority is subject to legal restrictions. Such investors should consult their legal advisors regarding such matters.

The Company is offering [ ] shares of Class A common stock (the “Share”), par value $0.0001 each of the Company (the “Common Stock”), and/or pre-funded warrants to purchase Common Stock in lieu of (the “Pre-Funded Warrants”, together with the Shares, the “Securities”) pursuant to the Merger Agreement and the Purchase Agreement (the “Purchase Agreement”) included in this Subscription Booklet as Exhibit C (the “Offering”), at a price of $[ ] per Share (and/or Pre-Funded Warrant in lieu of) (the “Per Share Purchase Price”).

Execution of this Subscription Booklet shall constitute execution of the Purchase Agreement. If you wish to invest in the Company, this Subscription Booklet and the signature pages included herewith must be executed and returned to:

Joe Davy at Banzai International, Inc. via email at [***].

Investing in the Shares involves certain investment risks, including the possible loss of all Investor’s investment. All subscription documents must be completed correctly and thoroughly, or they will not be accepted. If Investor wishes to invest, please complete, sign, and return this Subscription Booklet and the relevant signature page contained herein.

☐	Section I - Important Notices and Certifications

☐	Exhibit A – Individual/Joint Investor Form(s)

☐	Exhibit B - Entity Investor Form(s)

☐	Exhibit C - Purchase Agreement

The purchase price for the Shares is exclusive of any costs incurred by an investor for legal, tax accounting or financial advice, including fees paid to his, her or its purchaser representative, if any.

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Company Address:

Banzai International, Inc.

435 Ericksen Ave, Suite 250, Bainbridge Island, WA, 98110

Phone: 206-414-1777

Attn: Joe Davy

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SECTION I

IMPORTANT NOTICES AND CERTIFICATIONS

NOTICES

•	Investor’s Subscription Booklet is comprised of Exhibits A, B, and C hereto and a signature page thereto is included in this Subscription Booklet as Exhibit A for individual/joint investors or Exhibit B for entities.
•	Investor is being asked to complete this Subscription Booklet so a determination can be made as to whether or not you (it) are qualified to purchase securities under applicable federal and state securities laws.
•	Investor’s answers to the questions contained herein must be true and correct in all respects, and a false representation by Investor may give rise to a violation of law for which a claim for damages may be made against you.
•	Investor’s answers will be kept strictly confidential; however, by signing this Subscription Booklet, Investor will be authorizing the Company to present a completed copy of this Subscription Booklet (and any completed questionnaires and related information submitted by you in connection therewith) on a confidential basis to its counsel and such other advisors to the Company as they may deem appropriate in order to make certain that the offer and sale of the Securities will not result in a violation of the Securities Act or of the securities laws of any state or of any other jurisdiction.
•	All questions must be answered. If the appropriate answer is “None” or “Not Applicable,” please state so. Please print or type your answers to all questions and attach additional sheets, if necessary, to complete your answers to any item. Please initial any correction.
•	Investor hereby agrees that the execution of the Signature Pages set forth herein constitute agreement to be bound by the terms and conditions hereof and all of the other documents constituting the Ancillary Documents, including but not limited to the Purchase Agreement attached hereto as Exhibit C, without requiring the Investor’s separate signature on any of such Ancillary Documents.

Individual Subscribers:

•	If the Securities subscribed for are to be owned by more than one person, you and the other co-subscriber must each complete a separate Subscription Booklet (except if the co-subscriber is your spouse) and sign the signature page to the Purchase Agreement included with this Subscription Booklet. If your spouse is a co-subscriber, you must indicate his or her name and social security number.

CERTIFICATIONS

•	Investor understands that investment in the Securities is an illiquid investment. In particular, Investor recognizes that: Investor must bear the economic risk of investment in the Securities for an indefinite period of time, since the Securities have not currently been registered under the Securities Act and therefore cannot be sold unless either they are subsequently registered under the Securities Act or an exemption from such registration is available and, if requested by the Company, an opinion of counsel or other evidence reasonably satisfactory to the Company to that effect is provided. Investor consents to the affixing by the Company of such legends on certificates representing the Securities (or any part thereof) as any applicable federal or state securities law or any securities law of any other applicable jurisdiction may require from time to time; provided, further that the Company will use its best efforts to register such Securities under the Securities Act as required under the Merger Agreement,. _____ Initial

•	The Investor has such knowledge and experience in financial and business matters that the Investor is capable of evaluating the merits and risks of the Investor’s investment in the Securities and is able to bear such risks, and has obtained, in the Investor’s judgment, sufficient information from the Company to evaluate the merits and risks of such investment. The Investor has evaluated the risks of investing in the Securities, understands there are substantial risks of loss incidental to the purchase of the Securities and has determined that the purchase of Securities is a suitable investment for the Investor and that the Investor can sustain a complete loss of the Investor’s investment in the Company. _____ Initial

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•	Investor represents and warrants to the Company that: (i) the financial information provided in this Subscription Booklet relating to Investor is complete, true and correct in all material respects; (ii) Investor and its investment managers, if any, have carefully reviewed and understand the risks of, and other considerations relating to, a purchase of Securities; (iii) Investor and its investment managers, if any, have been afforded the opportunity to obtain any information necessary to verify the accuracy of any representations or information presented by the Company and have had all inquiries to the Company answered, and have been furnished all requested materials, relating to the Company and the offering and sale of the Securities and anything set forth in the Ancillary Documents; (iv) neither Investor nor its investment managers, if any, have been furnished any offering literature by the Company or any of its affiliates, associates or agents other than the Ancillary Documents, and the agreements referenced therein; and (v) Investor is acquiring the Securities for which Investor is subscribing for its own account, as principal, for investment and not with a view to the resale or distribution of all or any part of the Securities in violation of federal, state or other applicable securities laws. _____ Initial

•	Investor hereby agrees that the Company may deliver all notices, financial statements, and any and all other documents, information and communications concerning the affairs of the Company, including, without limitation, information about Investor’s investment, required or permitted to be provided to Investor hereunder by means e-mail. By signing this Subscription Booklet, Investor hereby consent to receive electronically all documents, communications, notices, contracts, and agreements arising from or relating in any way to my rights, obligations, or services under the Ancillary Documents or as an investor in the Company. In connection with the U.S. Securities & Exchange Commission’s electronic delivery of information requirements, Investor further agrees to receive electronic mail for the purpose of recertifying this Certification through negative consent and agrees to notify the Company in writing if Investor no longer agree to receive such communications by electronic means. _____ Initial

•	Investor represents that Investor’s investment objective is speculative in that Investor seeks the maximum total return through an investment in a broad spectrum of securities, which involves a higher degree of risk than other investment styles and therefore Investor’s risk exposure is also speculative. _____ Initial

•	The Securities offered hereby are highly speculative and involve a high degree of risk and I should only purchase these securities if I can afford to lose their entire investment. _____ Initial

•	I understand that the Per Share Purchase Price is exclusive of any costs incurred by Investor for legal, tax, accounting, or financial advice, including fees paid to Investor’s purchaser representative, if any. _____ Initial

•	The undersigned, if a corporation, partnership, trust or other form of business entity, (i) is authorized and otherwise duly qualified to purchase and hold the Securities, (ii) has obtained such additional tax and other advice that it has deemed necessary, (iii) has its principal place of business at its residence address set forth in this Subscription Booklet, and (iv) has not been formed for the specific purpose of acquiring the Securities (although this may not necessarily disqualify the subscriber as a purchaser). The persons executing the Subscription Booklet, as well as all other Ancillary Documents related to the Offering, represent that they are duly authorized to execute all such Ancillary Documents on behalf of the Investor. (If the undersigned is one of the aforementioned entities, it agrees to supply any additional written information that may be reasonably required under applicable law.) _____ Initial

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•	All of the information which Investor has furnished to the Company, and which is set forth in the Subscription Booklet is correct and complete in all material respects as of the date of the Subscription Booklet. If any material change in this information should occur prior to Investor’s subscription being accepted, Investor will promptly furnish the revised or corrected information. Investor further agrees to be bound by all of the terms and conditions of the Offering and the Ancillary Documents as they may apply to Investor. This subscription is not transferable or assignable by Investor without the written consent of the Company (provided, however, that for the avoidance of doubt, any securities acquired in the Offering and pursuant to this subscription are transferrable without the consent of the Company, subject to any restrictions on transfer specified in the other Ancillary Documents). If more than one person has signed this Subscription Booklet on behalf of Investor, the obligations of each such signatory to this Subscription Booklet shall be joint and several and the representations and warranties contained in this Subscription Booklet shall be deemed to be made by, and be binding upon, each of these persons and his or her heirs, executors, administrators, successors and assigns (but, for the avoidance of doubt, such obligations of the persons signing this Subscription Booklet are several, and not joint, with any other investor in the Offering and is subject to the liability limitations in the Merger Agreement). This subscription, upon acceptance by the Company, shall be binding upon my heirs, executors, administrators, successors, and assigns. This Subscription Booklet shall be construed in accordance with and governed in all respects by the internal laws of the State of Delaware. _____ Initial

•	Investor certifies that (1) its taxpayer identification number shown in this Subscription Booklet is correct and (2) Investor is not subject to backup withholding because (a) Investor has not been notified that Investor is subject to backup withholding as a result of a failure to report all interest and dividends or (b) the Internal Revenue Service has notified Investor that Investor is no longer subject to backup withholding. (If Investor has been notified that Investor is subject to backup withholding and the Internal Revenue Service has not advised Investor that backup withholding has been terminated, strike out item (2) in the sentence directly above.) _____ Initial

•	The acceptance of Investor’s subscription together with the appropriate remittance will not breach any applicable money laundering rules and regulations and Investor undertakes to provide verification of Investor’s identity reasonably satisfactory (on a confidential basis) to the Company promptly on request. Investor acknowledges that due to money laundering requirements operating within their respective jurisdictions, the Company may require further identification of me/us before applications can be processed. The Company shall be held harmless and indemnified by Investor against any loss arising from the failure to process this application if such information as has been reasonably required from Investor with reasonable advance notice and as required by applicable law and has not been provided by Investor. _____ Initial

•	Investor understands that the Subscription Booklet relating to the Offering will be irrevocable, and unless the subscription is rejected or withdrawn, Investor will become an investor in this Offering. The Company may reject, in whole or in part, this subscription at any time in their absolute discretion, for any reason whatsoever. _____ Initial

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EXHIBIT A

INDIVIDUAL/JOINT INVESTOR FORM(S)

ALL INDIVIDUAL/JOINT INVESTORS MUST COMPLETE EXHIBIT A

Name of Investor (please print or type)	Social Security Number (Tax I.D. Number)

Type of Investor -

☐	Individual
☐	Joint Tenants (with Rights of Survivorship)

Full Mailing Address (Exactly as it should appear on labels):

☐ Mr.        ☐ Mrs. ☐        Ms. ☐        Miss ☐        Dr. ☐        Other _______

Telephone ( ) Cell number ( )
E-mail address Fax number ( )

If different from Full Mailing Address above; please supply a Residence (individual) or Principal Place of Business (entity) address (no P.O. boxes, please):

Telephone ( ) Cell number ( )
E-mail address Fax number ( )

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ANTI-MONEY LAUNDERING INFORMATION

This Subscription Booklet will not be deemed complete, regardless of whether it has already wired funds, until all of the required documentation is received.

Identity Document (all investors must attach)

☐	A government issued form of picture identification
(e.g. a passport, driver’s license, other government-issued document evidencing nationality or residence and bearing a photograph or similar safeguard).
☐	Proof of Mailing, Residence or Place of Business Address (e.g., current utility bill).

Payment Source Information

(a)	Account holder name (if different from Investor, above): ___________________

(b)	“Wiring Bank” from which payment is being wired: ________________________	YES	NO

(c)	Is the Wiring Bank located in the U.S. or another Approved FATF Country*? If yes, please answer question (d) below.	☐	☐

(d)	Is the Investor an account holder at the Wiring Bank?	☐	☐

BROKER-DEALER AFFILIATE STATUS

Are you an affiliate of a broker-dealer? ____ (yes/no)

If yes, do you certify that you bought the Securities in the ordinary course of business, and at the time of purchase, you had no agreements or understandings, directly or indirectly, with any person to distribute the Securities? ____ (yes/no)

Note: If your response to the foregoing question is “no,” the SEC’s staff has indicated that you may be required to be identified as an underwriter in a future registration statement relating to the Securities or the securities underlying the Securities.

Relationships with the Company

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors, or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.
State any exceptions here:

*	As of the date hereof, approved countries that are members of the Financial Action Task Force on Money Laundering (each, an “Approved FATF Country”) are: Argentina, Australia, Austria, Belgium, Brazil, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Iceland, India, Indonesia, Ireland, Israel, Italy, Japan, Korea, Luxembourg, Malaysia, Mexico, Kingdom of the Netherlands, New Zealand, Norway, Portugal, Saudi Arabia, Singapore, South Africa, Spain, Sweden, Switzerland, Turkey, United Kingdom and the United States.

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ACCREDITED INVESTOR

In order to ensure compliance with Rule 506(b) promulgated under Regulation D, the Investor must initial the applicable item below to indicate which method it will use to verify its status as an “accredited investor” as defined in Regulation D, and to make any necessary representations and warranties in connection with the verification of its status as an accredited investor.

FOR INDIVIDUAL ACCOUNTS

(Please initial ONE of the following, as appropriate)

______ Initial OR	1.	The Investor has an individual net worth in excess of $1,000,000, excluding primary residence, and represents and warrants that such Investor has disclosed all liabilities necessary to make a determination of net worth as detailed below.
______ Initial OR	2.

The Investor has joint net worth with his or her spouse, in excess of $1,000,000, excluding primary residence, and

(a)          such Investor represents and warrants that such Investor has disclosed all liabilities necessary to make a determination of Investor’s net worth please initial here: _______________

AND

(b)          such Investor’s spouse represents and warrants that he/she has disclosed all liabilities necessary to make a determination of his/her net worth spouse please initial here: _______________

______ Initial OR	3.	Investor had individual income (exclusive of any income attributable to spouse) of more than $200,000 in each of the past two years and represents and warrants that such Investor reasonably expects to reach the same income level in the current year.

______ Initial OR	4.

The Investor had joint income with their spouse of more than $300,000 in each of the past two years and

(a)          such Investor represents and warrants that he/she has a reasonable expectation of reaching the joint income level necessary to qualify as an accredited investor please initial here: _______________

AND

(b)           such Investor’s spouse represents and warrants that he/she has a reasonable expectation of reaching the joint income level necessary to qualify as an accredited investor spouse please initial here: _______________

______ Initial OR	5.	Investor represents he/she is a natural person who is a “knowledgeable employee,” as defined in rule 3c-5(a)(4) under the Investment Company Act of 1940 (17 CFR 270.3c-5(a)(4)), of the issuer of the securities being offered or sold where the issuer would be an investment company, as defined in section 3 of such act, but for the exclusion provided by either section 3(c)(1) or section 3(c)(7) of such act.

______ Initial OR	6.	Investor represents that he/she is a “family client,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940 (17 CFR 275.202(a)(11)(G)-1), of a family office meeting the requirements in paragraph (a)(12) of this section and whose prospective investment in the issuer is directed by such family office pursuant to paragraph (a)(12)(iii).

______ Initial	7.	Investor represents that he/she is a natural person holding in good standing one or more professional certifications or designations or credentials from an accredited educational institution that the SEC has designated as qualifying an individual for accredited investor status.

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SIGNATURE PAGE

INDIVIDUAL/JOINT INVESTOR

Individual/Joint Investors must sign this page.

By signing below, Investors agree to purchase the number of Shares stated below and to be bound by the terms of this Subscription Booklet, the Purchase Agreement, any certifications contained herein and all other Ancillary Documents.

No. of Shares: _________________

Per Share Purchase Price: $_________________

Total Investor Purchase Price (Per Share Purchase Price x Number of Shares): $_________________

IN WITNESS WHEREOF, parties hereto have executed this Agreement as of the dates set forth.

Investor name (please print):

Signature:	Date:

COMPANY ACCEPTANCE	(Company use only)

Banzai International, Inc. (a Delaware Corporation)
Acceptance Date: _____________, 2025

By:
	Name:	Joe Davy
	Title:	CEO

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EXHIBIT B

ENTITY INVESTOR FORM(S)

ALL ENTITY INVESTORS MUST COMPLETE EXHIBIT B

Name of Investor (please print or type)	Social Security Number (Tax I.D. Number)

Type of Investor - please check all that apply:

☐ Partnership	☐ Registered Investment Company	☐ Foundation
☐ Corporation	☐ Tenants in Common	☐ Endowment
☐ Trust	☐ Individual Retirement Plan	☐ Employee Benefit Plan
☐ Limited Liability Company	☐ Charitable Remainder Trust	☐ Keogh Plan
☐ Fund of Funds*

Full Mailing Address (Exactly as it should appear on labels):

☐ Mr.        ☐ Mrs. ☐        Ms. ☐        Miss ☐        Dr. ☐        Other _______

Telephone ( ) Cell number ( )
E-mail address Fax number ( )

If different from Full Mailing Address above; please supply a Residence (individual) or Principal Place of Business (entity) address (no P.O. boxes, please):

Telephone ( ) Cell number ( )
E-mail address Fax number ( )

*	For purposes of this item, the term “Fund of Funds” means a fund that invests 10 percent or more of its total assets in other pooled investment vehicles, whether or not they are private funds or registered investment companies.

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ANTI-MONEY LAUNDERING INFORMATION

This Subscription Booklet will not be deemed complete, regardless of whether it has already wired funds, until all of the required documentation is received.

Entity Documentation (Investor representative may email such documentation to Company)

☐	Documents showing the existence of the entity, such as certified articles of incorporation, a government-issued business license, a partnership agreement, or a trust instrument.

Payment Source Information

(a)	Account holder name (if different from Investor, above): ___________________

(b)	“Wiring Bank” from which payment is being wired: ________________________	YES	NO

(c)	Is the Wiring Bank located in the U.S. or another Approved FATF Country*? If yes, please answer question (d) below.	☐	☐

(d)	Is the Investor an account holder at the Wiring Bank?	☐	☐

BROKER-DEALER AFFILIATE STATUS

Are you an affiliate of a broker-dealer? ____ (yes/no)

If yes, do you certify that you bought the Securities in the ordinary course of business, and at the time of purchase, you had no agreements or understandings, directly or indirectly, with any person to distribute the Securities? ____ (yes/no)

Note: If your response to the foregoing question is “no,” the SEC’s staff has indicated that you may be required to be identified as an underwriter in a future registration statement relating to the Securities or the securities underlying the Securities.

Relationships with the Company

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors, or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.
State any exceptions here:

*	As of the date hereof, approved countries that are members of the Financial Action Task Force on Money Laundering (each, an “Approved FATF Country”) are: Argentina, Australia, Austria, Belgium, Brazil, Canada, Denmark, European Commission, Finland, France, Germany, Greece, Gulf Co-operation Council, Hong Kong, Iceland, India, Indonesia, Ireland, Israel, Italy, Japan, Korea, Luxembourg, Malaysia, Mexico, Kingdom of the Netherlands, New Zealand, Norway, Portugal, Saudi Arabia, Singapore, South Africa, Spain, Sweden, Switzerland, Turkey, United Kingdom and the United States.

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ACCREDITED INVESTOR

In order to ensure compliance with Rule 506(b) promulgated under Regulation D, the Investor must initial the applicable item below to indicate which method it will use to verify its status as an “accredited investor” as defined in Regulation D, and to make any necessary representations and warranties in connection with the verification of its status as an accredited investor.

(A) FOR CORPORATIONS, PARNTERSHIPS, EMPLOYEE BENEFIT PLANS OR IRA

1. Has the subscribing entity been formed for the specific purpose of investing in the Securities?

_____________ (yes/no)

If your answer to question 1 is “no,” CHECK whichever of the following statements (a-g) is applicable to the subscribing entity.

The undersigned entity certifies that it is an “accredited investor” because it is:

(a) _______ an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, provided that the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, and the plan fiduciary is a bank, savings and loan association, insurance company or registered investment adviser;

OR

(b) _______ an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 that has total assets in excess of $5,000,000; OR

(c) _______ each of its shareholders, partners, or beneficiaries meets at least one of the conditions described above under FOR INDIVIDUAL ACCOUNTS. Please also CHECK the appropriate space in that section;

OR

(d) _______ the plan is a self-directed employee benefit plan, and the investment decision is made solely by a person that meets at least one of the conditions described above under FOR INDIVIDUAL ACCOUNTS. Please also CHECK the appropriate space in that section;
OR

(e) _______ a corporation, a partnership, limited liability company, or a Massachusetts or similar business trust with total assets in excess of $5,000,000.

OR

(f) _______ a “family office,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940 (17 CFR 275.202(a)(11)(G)-1):

•	With assets under management in excess of $5,000,000,
•	That is not formed for the specific purpose of acquiring the securities offered, and
•	Whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment.

OR

(g) _______ a “family client,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940 (17 CFR 275.202(a)(11)(G)-1), of a family office meeting the requirements in paragraph (a)(12) of this section and whose prospective investment in the issuer is directed by such family office pursuant to paragraph (a)(12)(iii).

If the answer to Question 1. above is “yes,” please certify the statement (h) below is true and correct:

(h) _______ The undersigned entity certifies that it is an accredited investor because each of its shareholder or beneficiaries meets at least one of the conditions described above under FOR INDIVIDUAL ACCOUNTS. Please also CHECK the appropriate space in that section.

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(B) FOR TRUST ACCOUNTS

1. Has the subscribing entity been formed for the specific purpose of investing in the Securities? _____________ (yes/no)

If your answer is “no,” CHECK whichever of the following statements (a-c) is applicable to the subscribing entity.

If your answer “yes,” the subscribing entity must be able to certify to the statement (c) below in order to qualify as an “accredited investor.”

The undersigned trustee certifies that the trust is an “accredited investor” because:

(a)_______ the trust has total assets in excess of $5,000,000 and the investment decision has been made by a “sophisticated person”;

OR

(b)_______ the trustee making the investment decision on its behalf is a bank (as defined in Section 3(a)(2) of the Act), a saving and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, acting in its fiduciary capacity;

OR

(c)_______ the grantor(s) of the trust may revoke the trust at any time and regain title to the trust assets and has (have) retained sole investment control over the assets of the trust and the (each) grantor(s) meets at least one of the ACCREDITED INVESTOR conditions described below for Individual Accounts. Accordingly, please initial ONE of the following, as appropriate:

______ Initial OR	i.	The Investor has an individual net worth in excess of $1,000,000 and represents and warrants that such Investor has disclosed all liabilities necessary to make a determination of net worth as detailed in Exhibit C.
______ Initial OR	ii.

The Investor has joint net worth with his or her spouse, in excess of $1,000,000 and

(a) such Investor represents and warrants that such Investor has disclosed all liabilities necessary to make a determination of Investor’s net worth;

please initial here: _______________

AND

(b) such Investor’s spouse represents and warrants that he/she has disclosed all liabilities necessary to make a determination of his/her net worth;

spouse please initial here:_______________

______ Initial OR	iii.	Investor had individual income (exclusive of any income attributable to spouse) of more than $200,000 in each of the past two years and represents and warrants that such Investor reasonably expects to reach the same income level in the current year.
______ Initial	iv.

The Investor had joint income with their spouse of more than $300,000 in each of the past two years and

(a) such Investor represents and warrants that he/she has a reasonable expectation of reaching the joint income level necessary to qualify as an accredited investor;

please initial here:_______________

AND

(b) such Investor’s spouse represents and warrants that he/she has a reasonable expectation of reaching the joint income level necessary to qualify as an accredited investor;

spouse please initial here:_______________

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ONLY FILL OUT THE FOLLOWING SECTION IF YOU ARE AN ENTITY

AUTHORIZATION OF REPRESENTATIVE(S)/AGENT(S)

Set forth below are the names of persons authorized by the Investor to give and receive instructions between the Company and the Investor, together with their respective signatures. Such persons are the only persons so authorized until further notice to the Company.

(Please attach additional pages if needed)

Name	Signature

Address of Authorized Representative/Agent (no P.O. boxes please):

Telephone ( ) Cell number ( )
E-mail address Fax number ( )

Please provide the full legal name for an individual(s) who is deemed to be a beneficial owner and the person who holds voting power of the legal entity.

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SIGNATURE PAGE

CORPORATIONS, PARTNERSHIPS, TRUSTS, OR OTHER ENTITIES

Corporations, Partnerships, Trusts or Other Entity Investors must sign this page.

By signing below, Investors agree to purchase the number of Shares listed below and be bound by the terms of this Subscription Booklet, the Purchase Agreement, any certifications contained herein and all other Ancillary Documents.

No. of Shares: _________________

Per Share Purchase Price: $_________________

Total Investor Purchase Price (Per Share Purchase Price x Number of Shares): $_________________

IN WITNESS WHEREOF, parties hereto have executed this Agreement as of the dates set forth.

Investor Entity Name (please print):

Signature:	Date:

Signatory Name (please print):

Title:

COMPANY ACCEPTANCE	(Company use only)

Banzai International, Inc. (a Delaware Corporation)
Acceptance Date: _____________, 2025

By:
	Name:	Joe Davy
	Title:	CEO

Exhibit D

Purchase Agreement

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT. INVESTMENT IN THE SECURITIES OFFERED HEREBY INVOLVES A HIGH DEGREE OF RISK. THE OFFERING IS BEING MADE SOLELY TO “ACCREDITED INVESTORS,” AS SUCH TERM IS DEFINED IN REGULATION D UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAW OF ANY STATE OR OTHER JURISDICTION AND WILL ONLY BE OFFERED AND SOLD IN RELIANCE ON AVAILABLE EXEMPTIONS THEREFROM THE SECURITIES OFFERED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR EQUIVALENT AUTHORITIES OF ANY OTHER JURISDICTION NOR HAVE ANY SUCH AUTHORITIES PASSED UPON, CONFIRMED OR ENDORSED THE MERITS OF THE OFFERING. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Banzai International, Inc., a Delaware Corporation (the “Company”) hereby offers (the “Offering”) [ ] shares (the “Shares”) of its Class A common stock, $0.0001 par value per share (the “Common Stock”) and/or pre-funded warrants to purchase Common Stock in lieu of (the “Pre-Funded Warrants”, together with the Shares, the “Securities”) under this Share Purchase Agreement in connection with an agreement and plan of merger (the “Merger Agreement”), dated January 22, 2025, by and between the Company, Banzai Passage Inc., a Delaware corporation wholly owned by the Company and Act-On Software, Inc., a Delaware corporation.

BANZAI INTERNATIONAL, INC.

SHARE PURCHASE AGREEMENT

This SHARE PURCHASE AGREEMENT (this “Agreement”) is dated as January 22, 2025 by and among Banzai International, Inc., a Delaware corporation (the “Company”), and the undersigned Investor (individually, the “Investor” and collectively with other Investors in the Offering, the “Investors”).

W I T N E S E T H:

WHEREAS, pursuant to the Merger Agreement, Banzai Passage Inc., a Delaware corporation and a wholly-owned subsidiary of ListCo (“Merger Sub”), shall merge with and into Act-On Software, Inc., a Delaware corporation (“Act-On”), with Act-On remaining the surviving entity of the Merger and being a wholly-owned subsidiary of ListCo;

WHEREAS, as contemplated by the Merger Agreement, at the Effective Time, Company has agreed to issue to the Investors an aggregate of $[ ] million worth of shares of Common Stock and/or Pre-Funded Warrants in lieu of, substantially in the form as set forth in Exhibit A to the Merger Agreement.

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and/or Rule 506(b), the Company desires to issue and sell to each Investor, and each Investor, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement, the Merger Agreement, and the Subscription Booklet; and

WHEREAS, defined terms used in this Agreement but not otherwise defined herein shall have the meaning set forth in the subscription booklet (the “Subscription Booklet”) or the Merger Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of and subject to the mutual agreements, terms and conditions herein contained the receipt and sufficiency of which are hereby acknowledged, the Company and Investor agree as follows:

1.	PURCHASE AND SALE OF SECURITIES

1.1 Purchase and Sale of Securities. Subject to the terms and conditions set forth herein, the Company is offering to each Investor the number of Securities set forth on the signature page of this Share Purchase Agreement.

1.2 Closing. The closing of the transactions contemplated hereby shall take place simultaneously and at the same location as the closing of the transactions as contemplated in the Merger Agreement (the “Closing”). Upon Closing, subject to the allocations required under Section 2.10(b) and Section 2.12 of the Merger Agreement, the Company shall deliver to each Investor its respective Securities, and the Company and each Investor shall deliver the other items set forth in Section 4.2 deliverable at the Closing.

2.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to Investors that:

2.1 The Company and each subsidiary is a company duly organized, validly existing and in good standing under the laws of their respective country and/or state of incorporation. The Company and each subsidiary are not in violation of any of the provisions of its articles of incorporation, by-laws or other organizational or charter documents, each as may be amended (the “Internal Documents”). The Company is qualified to transact business as a foreign corporation and is in good standing under the laws of each jurisdiction where the location of its properties or the conduct of its business makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the business, assets, liabilities, results of operations, condition (financial or otherwise), properties or prospects of the Company.

2.2 The Company has all power and authority to: (i) conduct its business as presently conducted and as proposed to be conducted; (ii) enter into and perform its obligations under this Agreement, the Subscription Booklet and other Ancillary Documents; and (iii) issue and deliver the Shares. The execution and delivery of each of the Ancillary Documents (as defined in the Merger Agreement) and the issuance and delivery of the Securities has been duly authorized by all necessary corporate action and no other corporate or equivalent proceeding on the part of Company is necessary to authorize this Agreement or the Ancillary Documents or Company’s performance hereunder or thereunder, except as set forth in the Merger Agreement. The Ancillary Documents have been duly executed and when delivered will constitute upon due execution and delivery, will constitute, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors’ rights generally, including the effect of statutory and other laws regarding fraudulent conveyances and preferential transfers, and except that no representation is made herein regarding the enforceability of the Company’s obligations to provide indemnification and contribution remedies under the securities laws and subject to the limitations imposed by general equitable principles (regardless of whether such enforceability is considered in a proceeding at law or in equity).

2.3 The Shares, and the Shares issuable upon exercise of the Pre-Funded Warrants, will be duly and validly issued, fully paid and non-assessable, and free from all taxes or liens with respect to the issue thereof and shall not be subject to preemptive rights, rights of first refusal and/or other similar rights of stockholders of the Company and/or any other person.

2.4 No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or its property is pending or, to the best knowledge of the Company, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the other Ancillary Documents by the Company or the consummation of any of the transactions contemplated hereby or thereby, including, without limitation, the issuance of the Shares and the Shares issuable upon exercise of the Pre-Funded Warrants, and/or (ii) could reasonably be expected to have a material adverse effect on the Company’s operations.

2.5 The Company is not in (i) violation or default of any provision of its Internal Documents; (ii) default or material violation of the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject; and/or (iii) default or material violation of any statute, law, rule, regulation, judgment, order or decree applicable to the Company of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its properties, as applicable.

2.6 Assuming the accuracy of the Investor’s representations and warranties set forth in this Agreement, no registration under the Securities Act of the Securities is required for the offer and distribution of the Securities to the Investor in the manner contemplated.

2.7 The Company shall file a Form D with respect to the Securities as required under Regulation D. The Company shall legally qualify the Securities for distribution to the Investors in each Closing, as required under applicable securities or “blue sky” laws of the states of the United States (or obtain an exemption from such qualification) and shall pay all fees and expenses of such counsel in connection therewith, including, but not limited to, all state filing fees and such counsel’s legal fees and expenses.

2.8 The execution and delivery of this Agreement and the Subscription Booklet and the issuance of the Shares and the Shares issuable upon exercise of the Pre-Funded Warrants does not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of, or default under (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit under any provision of any mortgage, indenture, lease or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company or his properties or assets. Neither the execution nor delivery of this Agreement or any other Ancillary Document by the Company, nor the consummation of the transaction contemplated hereby, will result in the imposition of any security interest upon the Securities.

2.9 Securities Compliance and Restricted Securities. All Securities sold pursuant to this Agreement are restricted in compliance with Rule 144 of the Securities Act.

2.10 Subsequent Closings/No Integration. The Company has not made any prior offering nor sold any securities in any prior offering that would be integrated pursuant to Rule 502(a) with the sale of the Securities and the transactions contemplated by this Agreement in which the Company has not taken reasonable steps to verify that the purchasers of such securities were accredited investors. Further, the Company covenants and agrees it shall take reasonable steps to verify that all investors are accredited investors in connection with (i) the offer, sale, and issuance of the Securities pursuant to this Agreement in all Closings and (ii) pursuant to any other future securities offering that would be integrated with the transactions contemplated by this Agreement.

2.11 Certain Fees. No brokers fees, finder’s fees or financial advisory fees or commissions will be payable by the Company with respect to the transactions contemplated by this Agreement and the other Ancillary Documents.

3.	REPRESENTATIONS AND WARRANTIES OF PURCHASER

Each Investor, severally and not jointly with any other purchasers and subject to the limitations set forth herein and in the Merger Agreement, hereby represents and warrants to the Company as follows:

3.1 Organization. Such Investor is either an individual or an entity duly incorporated or formed, validly existing and in good standing (where such concept is applicable) under the laws of the jurisdiction of its incorporated or formed with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by the Ancillary Documents and otherwise to carry out its obligations hereunder and thereunder.

3.2 Authority. Each Investor has the requisite power and authority to enter into and perform this Agreement and each of the other Ancillary Documents to which such Investor is a party and to purchase the Securities being sold to it hereunder. The execution, delivery and performance of this Agreement and each of the other Ancillary Documents to which such Investor is a party by such Investor and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate, partnership or limited liability company action, and no further consent or authorization of such Investor or its Board of Directors, stockholders, partners, members, or managers, as the case may be, is required. This Agreement and each of the other Ancillary Documents to which such Investor is a party has been duly authorized, executed and delivered by such Investor and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of such Investor enforceable against such Investor in accordance with the terms hereof except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors’ rights generally, including the effect of statutory and other laws regarding fraudulent conveyances and preferential transfers.

3.3 Purchase Entirely for Own Account. This Agreement is made with Investor in reliance upon Investor’s representation to the Company, which by Investor’s execution of this Agreement, Investor hereby confirms that the Securities to be acquired by Investor will be acquired for investment for Investor’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, Investor further represents that Investor does not presently have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participations to such Person or to any third Person, with respect to any of the Securities.

3.4 Investor Status. At the time Investor was offered the Securities, it was, and as of the date hereof it will be either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. Such Investor is not required to be registered as a broker-dealer under Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Investor has truthfully and accurately completed the Subscription Booklet, which is hereby incorporated by reference, and will submit to the Company such further assurances of such status as may be reasonably requested by the Company as necessary to comply with applicable law.

3.5 Experience of Investor. Investor, either alone or together with its representatives, has such knowledge, sophistication, and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.

3.6 Ability to Bear Risk. Investor understands and agrees that purchase of the Securities is a high-risk investment and Investor is able to afford and bear an investment in a speculative venture having the risks and objectives of the Company, including a risk of total loss of such investment. Investor must bear the substantial economic risks of the investment in the Securities indefinitely because none of the Securities may be sold, hypothecated, or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration(s) are available. Investor has read and understands the Risk Factors set forth in Exhibit D to the Subscription Booklet.

3.7 Disclosure of Information. Investor has access to the Company’s filings made pursuant to the Securities Act and the Exchange Act for the purpose of obtaining information regarding the Company. In particular, Investor has been given a reasonable opportunity to review such documents as Investor has requested and to ask questions of, and to receive answers from, representatives of the Company concerning the terms and conditions of the Securities and the business and affairs of the Company and to obtain any additional information concerning the Company’s business to the extent reasonably available so as to understand more fully the nature of this investment and to verify the accuracy of the information supplied. The Investor is satisfied that it has received adequate information with respect to all matters which he/she/it considers material to its decision to make this investment.

3.8 No other documents. In evaluating the suitability of an investment in the Company, the Investor has not relied upon any representation or other information (oral or written) other than as stated in the Ancillary Documents or as contained in documents so furnished to the Investor by the Company in writing or in Company filings made under the Securities Act or Exchange Act.

3.9 Restricted Securities. Investor understands that the Securities have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act, which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of Investor’s representations as expressed herein. Investor understands that the Securities are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, Investor must hold the Securities indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Except as otherwise provided herein or in the Merger Agreement, Investor acknowledges that the Company has no obligation to register or qualify the Securities. Investor further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company that are outside of Investor’s control, and which the Company is under no obligation to fulfill and may not be able to satisfy.

3.10 Legends. Investor understands that the Securities may be notated with one or all of the following legends to prevent transfer consistent with applicable federal and state securities laws:

(a) “THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

(b) Any legend required by the securities laws of any state to the extent such laws are applicable to the Securities represented by the stock certificate, instrument, or book entry so legended.

3.11 Exculpation Among Investors. Investor acknowledges that it is not relying upon any Person, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. Investor agrees that Investor is not liable to any other Investor for any action heretofore taken or omitted to be taken by any of them in connection with the purchase of the Securities.

3.12 Residence. Investor is presently a bona fide resident of the state or country represented on the signature page hereof and has no present intention of becoming a resident of any other state, country, or jurisdiction, and the address and Social Security Number/National Insurance Number (or other applicable number) or Employer Identification Number/Corporate Tax Reference Number (or other applicable number) set forth on the signature page hereof are Investor’s true and correct residential or business address and Social Security Number/National Insurance Number (or other applicable number) or Employer Identification Number/Corporate Tax Reference Number (or other applicable number).

3.13 U.S. Person If Investor is a “U.S. Person,” Investor: (i) if an individual, is at least 21 years of age; (ii) if an individual, is a citizen or resident of the United States; (iii) has adequate means of providing for Investor’s current needs and personal contingencies; (iv) has no need for liquidity in Investor’s investments; (v) maintains Investor’s principal residence or business at the address shown on the signature page hereof; (vi) warrants that all investments in and commitments to non-liquid investments are, and after Investor’s acquisition of the Securities will be, reasonable in relation to Investor’s net worth and current needs; and (vii) warrants that any financial information that is provided herewith by Investor, or is subsequently submitted by Investor at the request of the Company, does or will accurately reflect Investor’s financial condition with respect to which Investor does not anticipate any material adverse change.

3.14 Confidential Information. Each Investor agrees that such Investor and its employees, agents and representatives will keep confidential and will not disclose, divulge or use (other than for purposes of monitoring its investment in the Company) any confidential information which such Investor may obtain from the Company pursuant to financial statements, reports and other materials submitted by the Company to such Investor pursuant to this Agreement, unless such information is (i) known to the public through no fault of such Investor or his or its employees or representatives; (ii) becomes part of the public domain other than by a breach of this Agreement; (iii) becomes known by the action of a third party not in breach of a duty of confidence; or (iv) is required to be disclosed to a third party pursuant to any applicable law, government resolution, or decision of any court or tribunal of competent jurisdiction; provided, however, that a Investor may disclose such information (i) to its attorneys, accountants and other professionals in connection with their representation of such Investor in connection with such Investor’s investment in the Company, (ii) to any prospective permitted transferee of the Securities, or (iii) to any general partner or affiliate of such Investor, so long as the prospective transferee agrees to be bound by the provisions of this Section 3.15. Nothing contained herein shall prevent Investor from reporting to its prior, current and future limited partners and other equity owners (to the extent such parties are bound by obligations of confidentiality in favor of Investor) general financial information regarding their investment in the Company, the results thereof, Act-On, the Merger Agreements, other Ancillary Agreements and the transactions contemplated therein.

3.15 General. Such Investor understands that the Securities are being offered and issued in reliance on a transactional exemption from the registration requirements of federal and state securities laws and the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments, and understandings of such Investor set forth herein in order to determine the applicability of such exemptions and the suitability of such Investor to acquire the Securities.

4.	CONDITIONS PRECEDENT TO CLOSING

4.1 Conditions to Obligations of Investor. Investor’s obligation to purchase the Securities pursuant to this Agreement is subject to the satisfaction or waiver, at or prior to the Closing Date, of each of the following conditions:

(a) Representations and Warranties. The representations and warranties of the Company under Section 2 of this Agreement shall be true, complete, and correct on and as of the Closing Date, with the same effect as though such representations and warranties had been made on and as of such date, and the Company shall have certified to such effect to Investor in writing.

(b) No Order Pending. There shall be no order, ruling, judgment or decree in effect, including of any regulatory agency, which would enjoin or prohibit the transactions contemplated hereby.

(c) Delivery of Securities. The Company shall have instructed Continental Stock Transfer & Trust Company, a New York based stock transfer and registrar firm registered with the U.S. Securities and Exchange Commission, to record the Securities in Investor’s name in digital book entry form. Transfer agents record changes of ownership, maintain Share holder records, cancel, and issue Share certificates, distribute dividends and facilitate the prompt and accurate clearance and settlement of Share transactions.

(d) Agreements, Conditions and Covenants. The Company shall have performed or complied in all respects with all agreements, conditions and covenants required by this Agreement and all other Ancillary Documents to be performed or complied with by it on or before the Closing Date.

(e) this Agreement and all Ancillary Documents duly executed by the Company.

(f) Simultaneous Closing. The transactions contemplated in the Merger Agreement shall occur simultaneously with the Closing.

4.2 Conditions to Obligations of The Company. The Company’s obligation to sell and transfer the Securities pursuant to this Agreement is subject to the satisfaction or waiver at or prior to the Closing Date of the following conditions:

(a) This Agreement executed by the Investor.

(b) The Company shall have received the Investor’s Purchase Price, subject Section 1(e) at the Company’s discretion, which shall be equal to the Per Share Purchase Price multiplied by the number of Shares the Investor seeks to purchase (the “Total Investor Purchase Price”).

(c) Representations and Warranties. The representations and warranties of Investor under Section 3 of this Agreement and in the Subscription Booklet, as well as the other information contained therein, shall be true, complete, and correct on and as of the Closing Date, with the same effect as though such representations and warranties had been made on and as of such date.

(d) No Order Pending. There shall be no order, ruling, judgment or decree in effect, including of any regulatory agency, which would enjoin or prohibit the transactions contemplated hereby.

(e) Agreements, Conditions and Covenants. Investor shall have performed or complied in all respects with all agreements, conditions and covenants required by this Agreement to be formed or complied with by it on or before the Closing Date, including but not limited to remittance of the Total Investor Purchase Price to the Company.

(f) Subscription Booklet. The Investor shall have submitted a complete Subscription Booklet to the Company as per the instructions contained therein.

(g) Board Approval. The Company’s Board of Directors shall have approved each of the forms of Ancillary Documents and the Offering contemplated hereby.

(h) Simultaneous Closing. The transactions contemplated in the Merger Agreement shall occur simultaneously with the Closing.

5.	COVENANTS

The Company covenants with each of the Investors as follows, which covenants are for the benefit of the Investors and their permitted assignees (as defined herein):

5.1 Securities Compliance. The Company shall notify the Commission in accordance with its rules and regulations, of the transactions contemplated by this Agreement and the Ancillary Documents, including filing a Form D with respect to the Securities, as required under Regulation D and applicable “blue sky” laws if such Securities are offered pursuant to Rule 506 of Regulation D (“Regulation D”) and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the Investors or subsequent holders.

5.2 No Integrated Offerings. The Company shall not make any offers or sales of any security (other than the securities being offered or sold hereunder) under circumstances that would require registration of the securities being offered or sold hereunder under the Securities Act.

5.3 Independent Nature of Investors’ Obligations and Rights. The obligations of each Investor under any Ancillary Document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Ancillary Document. The decision of each Investor to purchase Securities pursuant to the Ancillary Documents has been made by such Investor independently of any other Investor and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any other Investor or by any agent or employee of any other Investor, and no Investor and none of its agents or employees shall have any liability to any other Investor (or any other Person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any other Ancillary Document, and no action taken by any Investor pursuant hereto or thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Ancillary Documents. Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no Investor will be acting as agent of such Investor in connection with monitoring its investment in the Securities or enforcing its rights under the Ancillary Documents. Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Ancillary Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any Proceeding for such purpose. It is expressly understood and agreed that each provision contained in this Agreement is between the Company and a Investor, solely, and not between the Company and the Investors collectively and not between and among the Investors.

5.4 Further Assurances.  The Company shall execute any and all further documents, financing statements, agreements and instruments, and take all further action in order to effectuate the transactions contemplated by this Agreement.

5.5 Best Efforts. The Company shall exert its best efforts to satisfy the closing conditions set forth in Section 4.1 hereof or cause such closing conditions to be satisfied at or before the Closing.

6.	MISCELLANEOUS

6.1 Fees and Expenses. Except as expressly set forth in the Ancillary Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants, and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery, and performance of this Agreement. The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Investors.

6.2 Representations and Warranties. The representations and warranties of the Company and Investor shall survive the Closing and delivery of the Securities.

6.3 [Reserved]

6.4 Certain Limitations. Except with respect to Fraud (defined in the Merger Agreement) committed by the Investor (“Investor Fraud”), the Investor shall not be liable for any Losses in an aggregate amount of more than the Investor’s share of the Indemnification Holdback Amount (it being agreed that, notwithstanding anything to contrary set forth herein and except for the immediately following proviso, the Company Class A Common Stock held in escrow pursuant to the Share Consideration Escrow Agreement shall be the sole and exclusive recourse of the Company with respect to all Losses hereunder); provided that, with respect to Losses arising from Investor Fraud, in no event shall Investor be liable for Losses hereunder in excess of such Investor’s pro rata share of the Merger Consideration that such Investor actually receives at Closing (inclusive of any Indemnification Holdback Amounts pertaining to such Investor);

6.5 Waiver, Amendment. Neither this Agreement nor any provisions hereof shall be waived, modified, changed, discharged, or terminated except by an instrument in writing signed by the party against whom any waiver, modification, change, discharge, or termination is sought.

6.6 Assignability. Neither this Agreement nor any right, remedy, obligation, or liability arising hereunder or by reason hereof shall be assignable by either Company or Investor without the prior written consent of each other party.

6.7 Section and Other Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

6.8 Governing Law and Jurisdiction. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the state of Delaware without regard to principles of conflicts of laws thereof. Each of the parties hereto expressly and irrevocably (1) agree that any legal suit, action or proceeding arising out of or relating to this Agreement will be instituted exclusively in either the State and Federal Courts in Delaware, (2) waive any objection they may have now or hereafter to the venue of any such suit, action or proceeding, and (3) consent to the in persona jurisdiction of the State and Federal Courts in Delaware in any such suit, action or proceeding. Each of the parties hereto further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in either the State and Federal Courts in Delaware agree that service of process upon it mailed by certified mail to its address will be deemed in every respect effective service of process upon it, in any such suit, action or proceeding.

6.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

6.10 Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid or if delivered by facsimile or electronic transmission, on the business day of such delivery if sent by 6:00 p.m. in the time zone of the recipient, or if sent after that time, on the next succeeding business day (as evidenced by the printed confirmation of delivery generated by the sending party’s telecopier machine). Company may deliver all notices, financial statements, and any and all other documents, information and communications concerning the affairs of the Company, including, without limitation, information about the Offering, required or permitted to be provided to the Investor hereunder by means e-mail:

(a) if to Investor:

The postal address or email address included on the Subscription Booklet.

(b) if to The Company:

Banzai International, Inc.

435 Ericksen Ave, Suite 250, Bainbridge Island, WA, 98110

Phone: [***]

Attn: Joe Davy

Email: [***]

with a copy to (which shall not constitute notice):

Hunter Taubman Fischer & Li LLC

950 Third Avenue, 19th Floor

New York, NY 10022

Fax: [***]

Email: [***]

Attn: Louis Taubman, Esq.

6.11 Binding Effect. The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, permitted successors and assigns.

6.12 Entire Agreement. This Agreement (including the Exhibits hereto), the Subscription Booklet and the Ancillary Documents constitute the full and entire understanding and agreement between the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties are expressly canceled.

6.13 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants, and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

6.14 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Investor and the Company will be entitled to specific performance under this Agreement. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in this Agreement and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

6.15 Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise this Agreement and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments thereto.

6.16 WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

6.17 Waivers. No waiver by any party of any default with respect to any provision, condition or requirement of this Agreement and the other Ancillary Documents shall be deemed to be a continuing waiver in the future or a waiver of any other provisions, condition or requirement hereof and thereof, nor shall any delay or omission of any party to exercise any right hereunder and thereunder in any manner impair the exercise of any such right accruing to it thereafter.

6.18 Successors and Assigns. This Agreement may not be assigned by a party hereto without the prior written consent of the Company or the Investor, as applicable, provided, however, that, subject to federal and state securities laws and as otherwise provided in the Ancillary Documents, a Investor may assign its rights and delegate its duties hereunder in whole or in part (i) to a third party acquiring its Securities in a private transaction or (ii) to an affiliate, in each case, without the prior written consent of the Company or the other Investors, after notice duly given by such Investor to the Company provided, that no such assignment or obligation shall affect the obligations of such Investor hereunder and that such assignee agrees in writing to be bound, with respect to the transferred securities, by the provisions hereof that apply to the Investors. The provisions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. Except as otherwise prohibited hereunder, nothing herein restricts Investor’s right and ability to assign and transfer Shares or Preferred Warrants to its limited partners, affiliates and investors.

6.19 Signature Page. It is hereby agreed that the execution by a Investor of the Signature Pages set forth in the Subscription Booklet will constitute agreement to be bound by the terms and conditions hereof and all of the other documents constituting the Ancillary Documents without requiring the Investor’s separate signature on any of such Ancillary Documents.

[PURCHASER SIGNATURE PAGES TO SHARE PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Share Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Investor:

_____________________________________________________________________________________________

Signature of Authorized Signatory of Investor:

_____________________________________________________________________________________________

Name of Authorized Signatory:

_____________________________________________________________________________________________

Title of Authorized Signatory:

_____________________________________________________________________________________________

Email Address of Authorized Signatory:

_____________________________________________________________________________________________

Address for Notice to Investor:

Subscription Amount: $_________________

Shares: _________________

EIN Number: ____________________

The Investor has executed a Subscription Agreement with the Company which provides, among other things, that by executing the Subscription Agreement, such Investor is deemed to have executed this Share Purchase Agreement in all respects and is bound to purchase the Shares set forth on the Signature Page to the Subscription Agreement.